UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 19, 2015
Date of Report (Date of earliest event reported)
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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-35482 (Commission File Number)	93-1307561 (IRS Employer Identification No.)
5550 SW Macadam Avenue, Suite 200
Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Incorporated and its subsidiaries on a consolidated basis.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2015, Kenneth Lau resigned from the Company’s Board of Directors, effective immediately. Mr. Lau’s resignation was not the result of any dispute or disagreement with the Company.
On March 19, 2015, Jeff Roberts was appointed as a director of the Company’s Board of Directors. Mr. Roberts’ appointment will be effective on April 1, 2015 and will fill the vacancy created by Mr. Udo Rieder’s departure from Erickson’s Board of Directors.
On March 19, 2015, Mr. Quinn Morgan resigned as Chairman of the Board of Directors. The Board of Directors appointed Mr. Gary Scott as its Chairman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2015	Erickson Incorporated

	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

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